UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Hospitality Properties Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M52876-P35033 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. HOSPITALITY PROPERTIES TRUST Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2013. HOSPITALITY PROPERTIES TRUST TWO NEWTON PLACE 255 WASHINGTON STREET, SUITE 300 NEWTON, MA 02458 Meeting Information Meeting Type: Annual For holders as of: 2/19/13 Date: 5/15/13 Time: 9:30 a.m., local time Location: Hospitality Properties Trust Two Newton Place 255 Washington Street, Suite 100 Newton, MA 02458 See the reverse side of this notice to obtain proxy materials and voting instructions. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote in Person: Shareholders of record of the company as of February 19, 2013, or their duly authorized proxies are entitled to vote in person at the meeting. At the meeting, you will need to request a ballot to vote these shares. To obtain directions for the annual meeting, please call 617-796-8232. Authorize Your Proxy by Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Authorize Your Proxy by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2013, to facilitate timely delivery. How to Request and Receive a PAPER or E-MAIL Copy for the 2013 Annual Meeting and for Shareholder Meetings in the Future: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX M52877-P35033

Voting Items 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Our Board of Trustees Recommends You Vote "FOR" the Nominee for Trustee in Proposal 1, "FOR" Proposals 2 and 3 and "AGAINST" Proposals 4 and 5. 2. To approve a nonbinding advisory resolution on our executive compensation. Our Board recommends you vote FOR proposal 2. 1. To elect the nominee named in our proxy statement to our Board of Trustees as the Independent Trustee in Group III. Nominee: William A. Lamkin Our Board recommends you vote FOR proposal 1. Our Board recommends you vote FOR proposal 3. 4. To consider and vote upon a shareholder proposal if properly presented at the meeting. 5. To consider and vote upon a shareholder proposal if properly presented at the meeting. Our Board recommends you vote AGAINST proposal 4. Our Board recommends you vote AGAINST proposal 5. M52878-P35033

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